SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 15, 2001


                         GREENPOINT MORTGAGE SECURITIES INC.,
           (as sponsor, providing for the issuance of GreenPoint Home Equity
            Loan Trust 2001-1 Home Equity Loan Asset-Backed Notes, Series
            2001-1).


                    GREENPOINT HOME EQUITY LOAN TRUST 2001-1
              (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-95349                   68-0397342
          (Commission File Number)        (I.R.S. Employer Identification No.)


           700 LARKSPUR LANDING CIRCLE
           SUITE 240
           LARKSPUR, CALIFORNIA                        94939
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (415) 925-6106


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of May 15, 2001.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company, not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling Agreement and Indenture, dated as of April 1, 2001.


          Date:  June 18, 2001              By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of May 15, 2001.





                              GreenPoint Home Equity Loan Trust   2001-1
                              Asset Backed Certificates
                              May 15, 2001 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  REO
>Report                                                             14
                                                                       8.  Prep
>ayment Report                                                      15
                                                                       9.  Prep
>ayment Detail Report                                               18
                                                                      10.  Real
>ized Loss Report                                                   23
                                                                      11.  Real
>ized Loss Detail Report                                            26
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     27
                                                                           Tota
>l Number of Pages
> 27
                                                            CONTACTS
                                                                            Adm
>inistrator:   Barbara A Campbell
                                                                            Dir
>ect Phone Number:   (714)247-6278
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Greenpoint Mortgage
>                                                         Cut-Off Date:
>     February 28, 2001
                              Certificate Insurer:          Financial Guaranty
>Insurance Corporation                                    Closing Date:
>      April 12, 2001
                              Servicer(s):                  Greenpoint Mortgage
>      Master Servicer                                    First Payment Date:
>  May 15, 2001
                              Underwriter(s):               Lehman Brothers Sec
>urities Corporation      Underwriter                     Distribution Date:
>    May 15, 2001

>                                                         Record Date:
>      May 14, 2001

>                          Page 1 of 27
>          (c) COPYRIGHT 2001 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                GP01H1  200105
>        026037358 3231848951805.6  119800       0     416      62       9
> 2       0       0       0       0  250000       0       0       0       0
>  1
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                GP01H1  200105
>        115397126 2546814321926.8  119800       0     314      50       7
> 2       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                GP01H1  200105
>        210640231685033.8629878.8       0       0     102      12       2
> 0       0       0       0       0  250000       0       0       0       0
>  1
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         1                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       044876.56       0140633.3       0       0       1       0       1
>0       0       0       0       0       0       0       0       0       0
> 0       0 4303454      73  250000       1185509.9       2       0      03.03E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       044876.56       0       0       0       0       1       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 2988541      59       0       044876.56       1       0      01.96E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0140633.3       0       0       0       0       1
>0       0       0       0       0       0       0       0       0       0
> 0       0 1314913      14  250000       1140633.3       1       0      01.07E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                     220
>0       0                                                         212.647
>                                                 0       0     0.01395112
                        155866.51360173110733055       0       0     220
>0       0                                                         195.538
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
   3E+08    5619    5399155866.51360173110733055       0       0     220
>0       0       0126241.5      0302063432869144528667207192.8761206.59073.0307
>532.5098720.1548230.025099       0       0       0       0    0.013951125

>
>                                                         0     0.01480814
                        93706.15 8137164 6067268       0       0     161
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.94E+08    4428    426793706.15 8137164 6067268       0       0     161
>0       0       081740.97       0196552541867436218658668    195212.64683.0901
>812.2811180.1463780.022811       0       0       0       0    0.014808141

>
>                                                         0     0.01238707
                        62160.38 5464567 4665787       0       0      59
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.06E+08    1191    113262160.38 5464567 4665787       0       0      59
>0       0       044500.49       0105510891001708310008539    189195.53852.9222
>962.9300590.1703350.029301       0       0       0       0    0.012387071

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.00039949        0.014350620.0008340.000619       0                   0.1
>01
                                                        0                   0.0
>98
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000399494       0.0143506190.0008340.000619       0  May-01299.87930.0996
>98                                                 0.08036 0.91964
>    0.080360.634054                0.6340543.030753104.6035
      0.0006184        0.01542654       00.000232       0
                                         BankruptREO     Pool I  Pool I  Pool I
>
>           Pool I                  Pool I          Pool I
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000618395       0.015426536       00.000232       0  May-01193.72730.1001
>91                                                 0.07244 0.92756
>    0.072440.594396                0.5943963.09018196.17493
              0        0.012387070.0023550.001325       0
                                         BankruptREO     Pool II Pool II Pool I
>I
>           Pool II                 Pool II         Pool II
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0123870710.0023550.001325       0  May-01 106.1520.0987
>92                                                0.0949080.905092
>   0.0949080.697786                0.6977862.922296  119.39
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
104.603524334.79       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       4       3
>  0

>
>                         4       4Credit Enhancement Repor       7       1

>
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       3
>  0

>
>                         7       7REO Report                    14       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             15       3
>  0

>
>                        10       9Prepayment Detail Report      18       5

>
>                        11      10Realized Loss Report          23       3
>  0

>
>                        12      11Realized Loss Detail Rep      26       1

>
>                        13      12Triggers, Adj. Rate Cert      27       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         27
Pool I  Pool I                                          Pool I
>         Pool I                          Pool I
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
96.1749314204.43       0       1                       0       0
>        0       0                       0
Pool II Pool II                                         Pool II
>         Pool II                         Pool II
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
  119.3910130.35       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               5               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              27